UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

COPPER MOUNTAIN NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25865	33-0702004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 EMBARCADERO ROAD PALO ALTO, CALIFORNIA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 687-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 21, 2005, Copper Mountain Networks, Inc. announced that it had initiated actions to lay off most of its remaining employees by March 22, 2005. A copy of the press release related to this announcement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPPER MOUNTAIN NETWORKS, INC.

Date: January 21, 2005	By:	/s/ MICHAEL O. STAIGER
Michael O. Staiger Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 21, 2005